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                                                                   Exhibit 10.2

RECIPIENT NAME
STREET ADDRESS
CITY, STATE ZIP

                           COX UNIT APPRECIATION PLAN
                                SUMMARY STATEMENT

-----------------------------------------------------------------------------------------------------------------------------------
                                                     CURRENT
                   UNITS        BEGINNING UNIT      APPRAISAL      APPRECIATION       YEAR-END         VESTED           VESTED
PLAN YEAR       GRANTED (A)     BASE PRICE (B)      VALUE (C)      PER UNIT (D)      VALUE (E)      PERCENTAGE (F)     VALUE (G)
-----------------------------------------------------------------------------------------------------------------------------------
    X               X                 $                $               $                 $                %                $

                                                                                     TOTAL VESTED BALANCE                  $
-----------------------------------------------------------------------------------------------------------------------------------

BENEFIT CALCULATION:

Your potential benefit from the UAP is based on the extent to which the CEI stock price increases over the beginning base price, and on Cox Communications'
(CCI) Operating Cash Flow (OCF) performance over the five-year performance period.

PERFORMANCE MEASURE:

If CCI achieves a compound annual growth in OCF of [ ]% your benefit will equal the number of UAP units multiplied by your vested percentage, and multiplied by the appreciation from the beginning to the ending stock prices over the five-year performance period. This goal may be adjusted if there are significant changes in CCI's business or operations such as acquisitions, divestitures or other material changes. If CCI does not achieve this OCF growth, your benefit will be reduced by 50%.


Footnotes:

(D) Appreciation Per Unit = Current Appraisal Value - Beginning Unit Base Price (D=C-B)

(E)      Year-End Value = Units Granted x Appreciation Per Unit (E=A x D)

(G)      Vested Value = Year-End Value x Vested Percentage (G=E x F)


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                                  UAP OVERVIEW

VESTING SCHEDULE

-------------------------------------------------------------------------
  Plan Year       60% Vested          80% Vested         100% Vested
-------------------------------------------------------------------------
      X                X                   X                  X
-------------------------------------------------------------------------


TERMINATION OF EMPLOYMENT

If you terminate employment, awards are vested and payable as shown:

Retirement/Disability/Death:               100% vested
Termination for Cause:                     No payment
Other termination:                         Normal vesting schedule

PAYMENTS FROM THE PLAN

Typically, you will receive your payment within the first quarter of the year following the end of a five-year performance period. Your payment will be taxable at the time you receive it.

CEI STOCK PROTECTIVE PROVISION

If there is a decrease in the CEI stock price in the last year of a five-year performance period, the company calculates appreciation using the stock price at the start of the five-year period and the average stock price of the last two years of that period.


                                                                RECIPIENT NAME
                                                                STREET ADDRESS
                                                                CITY, STATE ZIP